**eMerchant Advance LLC**

Contract ID #11968

# Agreement for the Purchase and Sale of Future Receipts

**Seller's Legal Name:** Sharing Services Global Corporation Sharing Services Inc. D/B/A: ELEPRENEURS - ELEVACITY

**Form of Business Entity** Corporation

**Street Address:** 1700 Coit Rd, City: Plano, State: TX; Zip: 75075

**Mailing Address:** 11109 NEW ORLEANS DR, City: FRISCO, State: TX; Zip: 75035

**Primary Contact Name:** Frank Walters & John Thatch Title: ______

**Time in Business:** 1.9 Years **Federal Tax ID Number:** 30-0869786

**Purchase Price:** $500,000.00 **Purchased Amount** $ 650,000.00 **Average Monthly Sales:** $______

**Specified Percentage:** 4.00 %

**Origination Fee:** $15,000.00 [x] deducted from the Purchase Price deliveries of Future Receipts

**Initial Daily Amount:** $ 5,159.00

Effective, 03/05/2019, Seller, identified above, hereby sells, assigns and transfers to eMerchant Advance LLC located at 1393 Veterans Memorial Highway, Suite 202 S, Hauppauge, New York 11788 ("Buyer"), without recourse, the Purchased Amount and will deliver the Specified Percentage of the proceeds of each future sale made by Seller (collectively "Future Receipts") in accordance with this Agreement. "Future Receipts" includes all payments made by cash, check, ACH or other electronic transfer, credit card, debit card, bank card, charge card (each such card shall be referred to herein as a "Payment Card") or other form of monetary payment in the ordinary course of Seller's business. As payment for the Purchased Amount, Buyer will deliver to Seller the Purchase Price, shown above, minus any Origination Fee shown above, if the Origination Fee is deducted from the Purchased Amount. Seller acknowledges that it has no right to repurchase the Purchased Amount from Buyer.

The obligation of Buyer under this Agreement will not be effective unless and until Buyer has completed its review of the Seller and has accepted this Agreement by delivering the Purchase Price, minus any Origination Fee, if the Origination Fee is deducted from the Purchased Amount. Prior to accepting this Agreement, Buyer may conduct a processing trial to confirm its access to the business bank account designated in the Authorization Agreement for Automated Clearing House Transactions signed on the date of this Agreement and as it may be amended or replaced from time to time (the "Account") and the ability to withdraw the Initial Daily Amount. If the processing trial is not completed to the satisfaction of Buyer, Buyer will refund to Seller all funds that were obtained by Buyer during the processing trial.

The Personal Guaranty of Performance by Guarantor(s) is attached hereto as Exhibit "A".

**Agreement of Seller:** By signing below Seller agrees to the terms and conditions contained in this Agreement, including those terms and conditions on the following pages, and further agrees that this transaction is for business purposes and not for personal, family, or household purposes.

Seller: Sharing Services Global Corporation / Sharing Services Inc

Agreed to by: Frank Walters & John Thatch (Signature), its CFO/CEO (Title)

**Agreement of Each Officer:** Each Officer of the Company signing below agrees to the terms of the Credit Report Authorization below.

[signature] CFO (Signature); ______ (Signature)

[signature] CEO (Signature); ______ (Signature)

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"Processor") to deposit all Payment Card receipts of Seller into the Account on a daily basis. Seller agrees not to change the Account or add an additional Account without the express written consent of Buyer. Seller authorizes Buyer to debit the Daily Amount from the Account each business day by either ACH or electronic check. The Daily Amount shall be calculated as follows: Seller's average monthly sales x the Specified Percentage /the average number of business days in a calendar month. Seller will provide Buyer with all required access codes and agrees not to change them without prior written consent from Buyer. Seller will provide an appropriate ACH authorization to Buyer. Seller understands that it is responsible for either ensuring that the Daily Amount is available in the Account each business day or notifying Buyer prior to each daily withdrawal of a shortage of funds. Otherwise, Seller will be responsible for any fees incurred by Buyer resulting from a rejected electronic check or ACH debit attempt, as set forth on Appendix A. Buyer is not responsible for any overdrafts or rejected transactions that may result from Buyer's debiting any amount authorized under the terms of this Agreement. Seller understands that the foregoing ACH authorization is a fundamental condition to induce Buyer to accept the Agreement. Consequently, such authorization is intended to be irrevocable. In the event that Seller changes or permits changes to the Account or the ACH authorization approved by the Buyer or adds an additional bank account, Buyer shall have the right, without waiving any of its rights and remedies and without notice to Seller or any Guarantor, to notify the new or additional bank of this Agreement and to direct such new or additional bank to remit to the Buyer all or any portion of the amounts received by such bank. Seller hereby grants to Buyer an irrevocable power of attorney, which power of attorney shall be coupled with an interest, and hereby appoints the Buyer or any of the representatives of Buyer as Seller's attorney in fact, to take any and all action necessary to direct such new or additional bank to remit to Buyer amounts received by such bank.

2. **Daily Amount Upon Default.** Upon the occurrence of an Event of Default, the Daily Amount shall equal 100% of all Future Receipts. No failure on the part of Buyer to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise of any other right.

3. **Nonrecourse Sale of Future Receipts (THIS IS NOT A LOAN).** Seller is selling a portion of a future revenue stream to Buyer at a discount, not borrowing money from Buyer. There is no interest rate or payment schedule and no time period during which the Purchased Amount must be collected by Buyer. If Future Receipts are remitted more slowly than Buyer may have anticipated or projected because Seller's business has slowed down, or if the full Purchased Amount is never remitted because Seller's business went bankrupt or otherwise ceased operations in the ordinary course of business, and Seller has not breached this Agreement, Seller would not owe anything to Buyer and would not be in breach of or default under this Agreement. Buyer is buying the Purchased Amount of Future Receipts knowing the risks that Seller's business may slow down or fail, and Buyer assumes these risks based on Seller's representations, warranties and covenants in this Agreement that are designed to give Buyer a reasonable and fair opportunity to receive the benefit of its bargain. By this Agreement, Seller transfers to Buyer full and complete ownership of the Purchased Amount of Future Receipts and Seller retains no legal or equitable interest therein. Seller agrees that it will treat the Purchase Price and Purchased Amount in a manner consistent with a sale in its accounting records and tax returns. Seller agrees that Buyer is entitled to audit Seller's accounting records upon reasonable Notice in order to verify compliance. Seller waives any rights of privacy, confidentiality or taxpayer privilege in any such litigation or arbitration in which Seller asserts that this transaction is anything other than a sale of future receipts.

4. **Fees and Charges.** Other than the Origination Fee, if any, set forth above, Buyer is NOT CHARGING ANY ORIGINATION OR BROKER FEES to Seller. If Seller is charged another such fee, it is not being charged by Buyer. A list of all fees and charges applicable under this Agreement is contained in Appendix A.

5. **Seller Or Buyer May Request Changes to the Daily Amount (IMPORTANT PROTECTION FOR SELLER).** The Initial Daily Amount is intended to represent the Specified Percentage of Seller's daily Future Receipts. For as long as no Event of Default has occurred, once each calendar month, Seller or Buyer may request that Buyer adjust the Daily Amount to more closely reflect the Seller's actual Future Receipts times the Specified Percentage. Seller agrees to provide Buyer any information requested by Buyer to assist in this reconciliation, including but not limited to bank statements.

adjust the Daily Amount on a going-forward basis to more closely reflect the Seller's actual Future Receipts times the Specified Percentage. Buyer will give Seller notice five business days prior to any such adjustment. After each adjustment made pursuant to this paragraph, the new dollar amount shall be deemed the Daily Amount until any subsequent adjustment.

6. **Credit Report and Other Authorizations.** Seller and each of the Owners signing above authorize Buyer, its agents and representatives and any credit reporting agency engaged by Buyer, to (i) investigate any references given or any other statements or data obtained from or about Seller or any of its Owners for the purpose of this Agreement; (ii) obtain consumer and business credit reports on the Seller and any of its Owners; and (iii) to contact personal and business references provided by the Seller in the Application, at any time now or for so long as Seller and/or Owners continue to have any obligations to Buyer as a consequence of this Agreement or for Buyer's ability to determine Seller's eligibility to enter into any future agreement with Buyer.

7. **Authorization to Contact Current and Prior Banks.** Seller hereby authorizes Buyer to contact any current or prior bank of the Seller in order to obtain whatever information it may require regarding Seller's transactions with any such bank. Such information may include but is not limited to, information necessary to verify the amount of Future Receipts previously processed on behalf of Seller and any fees that may have been charged by the bank. In addition, Seller authorizes Buyer to contact any current or prior bank of the Seller for collections and in order to confirm that Seller is exclusively using the Account identified above, or any other account approved by Buyer, for the deposit of all business receipts.

8. **Right to Cancel.** Seller understands that Buyer offers Seller a right to cancel this Agreement at any time within three days after Buyer has delivered the Purchase Price. Seller may exercise this right by notifying Buyer that it is cancelling this Agreement and returning the Purchase Price to Buyer. For the Seller's right to cancel to be effective, Buyer must receive both the notice and the Purchase Price within three days after the Buyer has delivered the Purchase Price. Buyer shall retain the Origination Fee, but Seller shall not be responsible for any other costs if this Agreement is cancelled pursuant to this Section. If Buyer did not deduct the Origination Fee from the Purchased Price, Seller shall pay Buyer the Origination Fee before cancelling this Agreement, or upon cancellation.

9. **Financial Information.** Seller authorizes Buyer and its agents to investigate its financial responsibility and history, and will provide to Buyer any authorizations, bank or financial statements, tax returns, etc., as Buyer deems necessary in its sole discretion prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed acceptable as an authorization for release of financial and credit information. Buyer is authorized to update such information and financial and credit profiles from time to time as it deems appropriate. Seller waives, to the maximum extent permitted by law, any claim for damages against Buyer or any ofits affiliates relating to any investigation undertaken by or on behalf of Buyer as permitted by this Agreement or disclosure of information as permitted by this Agreement.

10. **Transactional History.** Seller authorizes all of its banks and brokers and Payment Card processors to provide Buyer with Seller's banking, brokerage and/or processing history to determine qualification or continuation in this program, or for collections upon an Event of Default.

11. **Publicity.** Seller hereby authorizes Buyer to use its name in listings of clients and in advertising and marketing materials.

12. **Application of Amounts Received by Buyer.** Buyer reserves the right to apply amounts received by it under this Agreement to any fees or other charges due to Buyer from Seller prior to applying such amounts to reduce the amount of any outstanding Purchased Amount.

13. **Representations, Warranties and Covenants of Seller.** As of the date of this Agreement and, unless expressly stated otherwise, continuing until Buyer has received 1) the Purchased Amount and 2) all fees and charges (including legal fees) due under this Agreement, Seller represents, warrants and covenants to Buyer as follows:

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a. **Good Faith and Best Efforts.** Seller will conduct its business in good faith and will use its best efforts to continue its business at least at its current level, to ensure that Buyer obtains the Purchased Amount.

b. **Stacking Prohibited.** Seller shall not enter into any merchant cash advance or any loan agreement that relates to or encumbers its Future Receipts or requires daily payments with any party other than Buyer for the duration of this Agreement. Buyer may share information regarding this Agreement with any third party in order to determine whether Seller is in compliance with this provision.

c. **Financial Condition and Financial Information.** Any bank statements and financial statements of Seller that have been furnished to Buyer, and future statements that will be furnished to Buyer, fairly represent the financial condition of Seller at such dates, and Seller will notify Buyer immediately if there are material adverse changes, financial or otherwise, in the condition or operation of Seller or any change in the ownership of Seller. Buyer may request bank and financial statements at any time during the performance of this Agreement, and the Seller shall provide them to Buyer within five business days of such request. Furthermore, Seller represents that all documents, forms and recorded interviews provided to or with Buyer are true, accurate and complete in all respects, and accurately reflect Seller's financial condition and results of operations. Seller further agrees to authorize the release of any past or future tax returns to Buyer.

d. **Governmental Approvals.** Seller is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged and/or will engage in hereafter.

e. **Authority to Enter Into This Agreement.** Seller and the person(s) signing this Agreement on behalf of Seller, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

f. **Change of Name or Location or Sale or Closing of Business.** Seller will not conduct Seller's businesses under any name other than as disclosed to Buyer or change any of its places of business without prior written consent of Buyer. Seller will not voluntarily sell, dispose, transfer or otherwise convey all or substantially all of its business or assets without (i) the express prior written consent of Buyer; and (ii) the written agreement of any purchaser or transferee assuming all of Seller's obligations under this Agreement pursuant to documentation satisfactory to Buyer. Except as disclosed to Buyer in writing, Seller has no current plans to close its business either temporarily, whether for renovations, repairs or any other purpose, or permanently. Seller will not voluntarily close its business on a temporarily basis for renovations, repairs, or any other purposes. This provision, however, does not prohibit Seller from closing its business temporarily if such closing is required to conduct renovations or repairs that are required by local ordinance or other legal order, such as from a health or fire inspector, or if otherwise forced to do so by circumstances outside of the control of Seller. Prior to any such closure, Seller will provide Buyer ten business days notice to the extent practicable.

g. **No Pending or Contemplated Bankruptcy as of the Date of this Agreement.** As of the date of this Agreement, Seller is not insolvent and does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against Seller. Seller represents that it has not consulted with a bankruptcy attorney within six months prior to the date of this Agreement. Seller further warrants that as of the date of this Agreement it does not anticipate filing a bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it.

h. **Seller to Maintain Insurance.** Seller will possess and maintain insurance in such amounts and against such risks as are necessary to protect its business and will provide proof of such insurance to Buyer upon demand.

i. **Seller to Pay Taxes Promptly.** Seller will promptly pay all necessary taxes, including but not limited to employment and sales and use taxes.

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j. **No Violation of Prior Agreements.** Seller's execution and performance of this Agreement will not conflict with any other agreement, obligation, promise, court order, administrative order or decree, law or regulation to which Seller is subject, including any agreement that prohibits the sale or pledge of Seller's Future Receipts.

k. **No Diversion of Receipts.** Seller will not permit any event to occur that could cause a diversion of any of Seller's Future Receipts from the Account to any other entity.

l. **Seller's Knowledge and Representation.** Seller represents warrants and agrees that it is a sophisticated business entity familiar with the kind of transaction covered by the Agreement; it was represented by counsel or had full opportunity to consult with counsel.

14. **OVERPAYMENT.** Seller is responsible to request any perceived overpayment within 60 days from contracts completion in order to receive a refund.

15. **Rights of Buyer.**

a. **Acknowledgment of Security Interest and Security Agreement.** The Future Receipts sold by Seller to Buyer pursuant to this Agreement are "accounts" or "payment intangibles" as those terms are defined in the Uniform Commercial Code as in effect in the state in which the Seller is located (the "UCC") and such sale shall constitute and shall be construed and treated for all purposes as a true and complete sale, conveying good title to the Future Receipts free and clear of any liens and encumbrances, from Seller to Buyer. To the extent the Future Receipts are "accounts" or "payment intangibles" then (i) the sale of the Future Receipts creates a security interest as defined in the UCC; (ii) this Agreement constitutes a "security agreement" under the UCC; and (iii) Buyer has all the rights of a secured party under the UCC with respect to such Future Receipts. Seller further agrees that, with or without an Event of Default, Buyer may notify account debtors, or other persons obligated on the Future Receipts, on holding the Future Receipts of Seller's sale of the Future Receipts and may instruct them to make payment or otherwise render performance to or for the benefit of Buyer.

b. **Financing Statements.** Seller authorizes Buyer to file one or more UCC-1 forms consistent with the UCC to give notice that the Purchased Amount of Future Receipts is the sole property of Buyer. The UCC filing may state that such sale is intended to be a sale and not an assignment for security and may state that the Seller is prohibited from obtaining any financing that impairs the value of the Future Receipts or Buyer's right to collect same. Seller authorizes Buyer to debit the Account for all costs incurred by Buyer associated with the filing, amendment or termination of any UCC filings.

c. **Right of Access.** In order to ensure that Seller is complying with the terms of this Agreement, Buyer shall have the right to (i) enter, without notice, the premises of Seller's business for the purpose of inspecting and checking Seller's transaction processing terminals to ensure the terminals are properly programmed to submit and or batch Seller's daily receipts to the Processor and to ensure that Seller has not violated any other provision of this Agreement; (ii) Seller shall provide access to its employees and records and all other items as requested by Buyer; and (iii) have Seller provide information about its business operations, banking relationships, vendors, landlord and other information to allow Buyer to interview any relevant parties.

d. **Phone Recordings and Contact.** Seller agrees that any call between Buyer and Seller, and their agents and employees may be recorded or monitored. Further, Seller agrees that (i) it has an established business relationship with Buyer, its employees and agents and that Seller may be contacted from time-to-time regarding this or other business transactions; (ii) that such communications and contacts are not unsolicited or inconvenient; and (iii) that any such contact may be made at any phone number, emails address, or facsimile number given to Buyer by the Seller, its agents or employees, including cellular telephones.

e. **ACH Authorization.** Seller represents and warrants that (i) the Account is Seller's bank account; (ii) the person executing this Authorization on behalf of Seller is an authorized signer on the Account and has the power and authority to authorize Buyer to initiate ACH

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transactions to and from the Account; and (iii) the Account is a legitimate, open, and active bank account used solely for business purposes and not for personal, family or household purposes. If an ACH transaction is rejected by Seller's financial institution for any reason other than a stop payment order placed by Seller with its financial institution, including without limitation insufficient funds, Seller agrees that Buyer may resubmit up to two times any ACH transaction that is dishonored. Seller's bank may charge Seller fees for unsuccessful ACH entries. Seller agrees that Buyer will have no liability to Seller for such fees. In the event Buyer makes an error in processing any payment or credit, Seller authorizes Buyer to initiate ACH entries to or from the Account to correct the error. Seller acknowledges that the origination of ACH entries to and from the Account must comply with applicable law and applicable network rules. Seller agrees to be bound by the Rules and Operating Guidelines of NACHA (formerly known as the National Automated Clearing House Association). Seller will not dispute any ACH transaction initiated pursuant to this Authorization, provided the transaction corresponds to the terms of this Authorization. Seller requests the financial institution that holds the Account to honor all ACH entries initiated in accordance with this Authorization.

16. **Events of Default.** The occurrence of any of the following events shall constitute an "Event of Default": (a) Seller interferes with Buyer's right to collect the Daily Amount; (b) Seller violates any term or covenant in this Agreement; (c) Seller uses multiple depository accounts without the prior written consent of Buyer; (d) Seller changes its depositing account or its payment card processor without the prior written consent of Buyer; (e) Seller defaults under any other agreement with Buyer, or breaches any of the terms, covenants and conditions of any other agreement with Buyer, or (f) Seller fails to provide timely notice to Buyer such that in any given calendar month there are three or more ACH transactions attempted by Buyer that are rejected by Seller's bank.

17. **Remedies.** If any Event of Default occurs, Buyer may proceed to protect and enforce its rights including, but not limited to, the following:

    **a.** The Specified Percentage shall equal 100%. The full undelivered Purchased Amount plus all fees and charges (including legal fees) assessed under this Agreement will become due and payable in full immediately.

    **b.** Buyer may enforce the provisions of the Personal Guaranty of Performance against each Owner.

    **c.** Seller shall pay to Buyer all reasonable costs associated with the Event of Default. Buyer may proceed to protect and enforce its rights and remedies by arbitration or lawsuit. In any such arbitration or lawsuit, under which Buyer shall recover Judgment against Seller, Seller shall be liable for all of Buyer's costs, including but not limited to all reasonable attorneys' fees and court costs. Seller shall also pay Buyer's costs, including but not limited to all reasonable attorneys' fees associated with exercising any remedy, even if exercising that remedy does not include filing a lawsuit or proceeding in arbitration.

    **d.** This Agreement shall be deemed Seller's Assignment of Seller's Lease of Seller's business premises to Buyer. Upon an Event of Default, Buyer may exercise its rights under this Assignment of Lease without prior notice to Seller.

    **e.** Buyer may debit Seller's depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on any of Seller's bank accounts for all sums due to Buyer.

    **f.** All rights, powers and remedies of Buyer in connection with this Agreement may be exercised at any time by Buyer after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

18. **Modifications; Amendments.** No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same is in writing and signed by Buyer.

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19. **Assignment.** Buyer may assign, transfer or sell its rights to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part, with or without prior written notice to Seller.

20. **Notices.**

   a. **Notices from Buyer to Seller.** Buyer may send any notices, disclosures, terms and conditions, other documents, and any future changes to Seller by regular mail or by e-mail, at Buyer's option and Seller consents to such electronic delivery. Notices sent by e-mail are effective when sent. Notices sent by regular mail become effective three days after mailing to Seller's address set forth in this Agreement.

   b. **Notices from Seller to Buyer.** Except as provided in section 19.3, Seller may send any notices to Buyer by e-mail only upon the prior written consent of Buyer, which consent may be withheld or revoked at any time in Buyer's sole discretion. Otherwise, any notices or other communications from Seller to Buyer must be delivered by certified mail, return receipt requested, to Buyer's address set forth in this Agreement. Notices sent to Buyer shall become effective only upon receipt by Buyer.

   c. **Shortage of Funds Notices from Seller to Buyer.** The Agreement requires Seller to either ensure that the Daily Amount is available in the Account each business day or advise Buyer prior to each daily withdrawal of a shortage of funds. Seller may advise Buyer of a shortage of funds in the Account by emailing Buyer at legal@discountmerchantfunding.org or calling Buyer at (888) 221-4545.

21. **Binding Effect; Governing Law, Venue and Jurisdiction.** This Agreement shall be binding upon and inure to the benefit of Seller, Buyer and their respective successors and assigns, except that Seller shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Buyer which consent may be withheld in Buyer's sole discretion. This Agreement shall be governed by and construed in accordance with the laws of the state of New York, without regards to any applicable principals of conflicts of law. Seller understands and agrees that (i) Buyer is located in New York; (ii) Buyer makes all decisions from Buyer's office in New York; (iii) the Agreement is made in New York (that is, no binding contract will be formed until Buyer receives and accepts Seller's signed Agreement in New York); and (iv) Seller's payments are not accepted until received by Buyer in New York. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach of this Agreement, shall, if Buyer so elects, be instituted in any court sitting in New York, (the "Acceptable Forums"). Seller agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Seller waives any right to oppose any motion or application made by Buyer to transfer such proceeding to an Acceptable Forum. Buyer and Seller further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court will constitute valid and lawful service of process against them, without the necessity for service by any other means provided by statute or rule of court, but without invalidating service performed in accordance with such other provisions.

22. **Survival of Representations, Warranties and Covenants.** All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full.

23. **Interpretation.** All Parties hereto have reviewed this Agreement with an attorney of their own choosing and have relied only on their own attorney's guidance and advice or have been provided sufficient opportunity to have an attorney of their choosing review the Agreement. No construction determinations shall be made against either Party hereto as drafter.

24. **Entire Agreement and Severability.** This Agreement embodies the entire agreement between Seller and Buyer and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any of the provisions in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired.

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25. **Facsimile Acceptance.** Facsimile signatures, or any other electronic means reflecting the party's signature hereto, shall be deemed acceptable for all purposes. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement.

26. **Confidentiality.** The terms and conditions of this Agreement are proprietary and confidential. Unless required by law, Seller shall not disclose this information to anyone other than its attorney, accountant or similar service provider and then only to the extent such person uses the information solely for purpose of advising Seller and first agrees in writing to be bound by the terms of this Section. A breach of this section entitles Buyer to damages and legal fees as well as temporary restraining order and preliminary injunction without bond.

27. **Monitoring, Recording, and Solicitations.**

    a. **Authorization to Contact Seller by Phone.** Seller authorizes Buyer, its affiliates, agents and independent contractors to contact Seller at any telephone number Seller provides to Buyer or from which Seller places a call to Buyer, or any telephone number where Buyer believes it may reach Seller, using any means of communication, including but not limited to calls or text messages to mobile, cellular, wireless or similar devices or calls or text messages using an automated telephone dialing system and/or artificial voices or prerecorded messages, even if Seller incurs charges for receiving such communications.

    b. **Authorization to Contact Seller by Other Means.** Seller also agrees that Buyer, its affiliates, agents and independent contractors, may use any other medium not prohibited by law including, but not limited to, mail, e-mail and facsimile, to contact Seller. Seller expressly consents to conduct business by electronic means.

28. **JURY WAIVER. THE PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR ITS ENFORCEMENT, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. THE PARTIES ACKNOWLEDGE THAT EACH PARTY MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.**

29. **CLASS ACTION WAIVER. BUYER, SELLER, AND EACH GUARANTOR ACKNOWLEDGE AND AGREE THAT THE AMOUNT AT ISSUE IN THIS TRANSACTION AND ANY DISPUTES THAT ARISE BETWEEN THEM ARE LARGE ENOUGH TO JUSTIFY DISPUTE RESOLUTION ON AN INDIVIDUAL BASIS. EACH PARTY HERETO WAIVES ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR A COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES AGREE THAT: (I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS' FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (II) THE PARTYWHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.**

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## APPENDIX A: THE FEE STRUCTURE:

| | | |
|---|---|---|
| **A. Origination Fee -** | **Origination Fee**<br>**-The higher of $500.00 or 3% of the Purchase Price.** | |
| **B. Unnoticed NSF Fee** | **$50.00 each** | **When the merchant fails to notify eMerchant Advance that the Account contains insufficient funds prior to delivery of the Daily Amount.** |
| **C. Rejected ACH** | **When the merchant directs the bank to Reject our Debit ACH** | |
| **Daily ACH Program** | | |
| **Purchase Price Amount** | **Reject Fee** | |
| **Up to $7,500.00** | **$25.00** | |
| **$7,501.00-$50,000.00** | **$35.00** | |
| **$50,001.00-$100,000.00** | **$50.00** | |
| **$100,001.00-$250,000.00** | **$75.00** | |
| **Over $250,000.00** | **$100.00** | |
| **D. Bank Change Fee** | **$75.00** | **When Merchant requires a change of account to be Debited requiring us to adjust our system** |
| **E. Blocked Account**<br>**Purchase Price Amount**<br>**Up to $100,000**<br>**Over $100,000** | <br><br>**$2,500**<br>**$5,000** | **When Merchant BLOCKS account from our Debit ACH, which places them in default (per contract)** |
| **G. UCC Termination Fee** | **$150.00** | |

**Service Fees.** Seller shall pay the following fees for services related to the origination and maintenance of accounts which may include but not be limited to: If the Purchase Price is paid electronically to a designated bank account a fee of $35.00 for a Fed Wire or $15.00 for an ACH will be charged. If Seller is utilizing a Bridge / Control Account, there is a fee of $395.00 for the bank fees and administrative costs of maintaining such account. Transfers from Bridge / Control Accounts to Seller's operating bank account will be charged $10.95 per month via ACH. This fee will continue if the bridge account remains open after the Purchased Amount is received. Seller will be charged $50.00 for each change of its operating bank account.

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# Exhibit A

## PERSONAL GUARANTY OF PERFORMANCE

This Personal Guaranty of Performance (this "Guaranty") is executed as of 03/05/2019, by Frank Walters & John Thatch ("Officers of the Company"), for the benefit of eMerchant Advance LLC ("Buyer").

**RECITALS**

**A.** Pursuant to that Agreement for the Purchase and Sale of Future Receipts (the "Purchase Agreement"), dated of even date herewith, between Buyer and **Sharing Services Global Corporation** ("Seller"), Buyer has purchased Future Receipts of Seller.

**B.** Guarantor will directly benefit from Buyer and Seller entering into the Purchase Agreement; and

**C.** Buyer is not willing to enter into the Purchase Agreement unless Guarantor irrevocably, absolutely and unconditionally guarantees to Buyer prompt and complete performance of all of the obligations of Seller.

**AGREEMENT**

As an inducement to Buyer to purchase the Future Receipts identified in the Purchase Agreement, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor does hereby agree as follows:

1. **Defined Terms:** All capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

2. **Guaranty of Obligations:** Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Buyer prompt and complete performance of all of Seller's obligations under the Purchase Agreement.

3. **Guarantor's Other Agreements:** Guarantor will not dispose, convey, sell or otherwise transfer, or cause Seller to dispose, convey, sell or otherwise transfer, any material business assets of Seller without the prior written consent of Buyer, which may be withheld for any reason. Except as may be limited in section 9, Guarantor hereby agrees to pay all costs and attorney's fees incurred by Buyer in connection with any actions commenced by Buyer to enforce its rights or incurred in any action to defend its performance under the Purchase Agreement and this Guaranty. This Guaranty is binding upon Guarantor, and Guarantor's heirs, legal representatives, successors and assigns. If there is more than one Guarantor, the obligations of the Guarantors hereunder shall be joint and several. The obligation of Guarantor shall be unconditional and absolute, regardless of the unenforceability of any provision of any agreement between Seller and Buyer, or the existence of any defense, setoff or counterclaim which Seller may assert. Buyer is hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, to at any time renew or extend Seller's obligations under the Purchase Agreement or otherwise modify, amend or change the terms of the Purchase Agreement. Guarantor is hereby notified that a negative credit report reflecting on his/her credit record may be submitted to a credit reporting agency if the terms of this Guaranty are not honored by the Guarantor. Guarantor expressly consents to conduct business by electronic means.

4. **Waiver; Remedies:** No failure on the part of Buyer to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver, nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise of any other right. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law or equity. In the event that Seller fails to perform any obligation under the Purchase Agreement, Buyer may enforce its rights under this Guaranty without first seeking to obtain either performance or payment for such default from Seller or any other guarantor.

Initial Here Initial Here

**5. Acknowledgment of Purchase:** Guarantor acknowledges and agrees that the Purchase Price paid by Buyer to Seller in exchange for the Purchased Amount is a purchase of the Purchased Amount and is not intended to be treated as a loan or financial accommodation from Buyer to Seller. Guarantor specifcally acknowledges that with respect to the Agreement, Buyer is not acting as a lender, bank or credit card processor, and that Buyer has not offered any loans to Seller, and Guarantor waives any claims or defenses of usury in any action arising out of this Guaranty. Guarantor acknowledges the Purchase Price paid to Seller is good and valuable consideration for the sale of the Purchased Amount of Future Receipts.

**6. Governing Law and Jurisdiction:** This Guaranty shall be binding upon and inure to the benefit of Buyer its respective successors and assigns. This Guaranty shall be governed by and construed in accordance with the laws of the state of New York, without regards to any applicable principals of conflicts of law. Guarantor understands and agrees that (i) Buyer is located in New York; (ii) Buyer makes all decisions from Buyer's office in New York; and (iii) the Guaranty is made in New York (that is, no binding contract will be formed until Buyer receives and accepts Guarantor's signed Agreement in New York). Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach of this Agreement, shall, if Buyer so elects, be instituted in any court sitting in New York, (the "Acceptable Forums"). Guarantor agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Guarantor waives any right to oppose any motion or application made by Buyer to transfer such proceeding to an Acceptable Forum. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court will constitute valid and lawful service of process against them, without the necessity for service by any other means provided by statute or rule of court, but without invalidating service performed in accordance with such other provisions.

**7. JURY WAIVER: THE PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR ITS ENFORCEMENT, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. THE PARTIES ACKNOWLEDGE THAT EACH PARTY MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.**

**8. CLASS ACTION WAIVER: BUYER, SELLER, AND EACH GUARANTOR ACKNOWLEDGE AND AGREE THAT THE AMOUNT AT ISSUE IN THIS TRANSACTION AND ANY DISPUTES THAT ARISE BETWEEN THEM ARE LARGE ENOUGH TO JUSTIFY DISPUTE RESOLUTION ON AN INDIVIDUAL BASIS. EACH PARTY HERETO WAIVES ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES AGREE THAT: (I) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS' FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (II) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.**

**9. Severability:** If for any reason any court of competent jurisdiction finds any provisions of this Guaranty to be void or voidable, the parties agree that the court may reform such provision(s) to render the provision(s) enforceable ensuring that the restrictions and prohibitions contained in this Guaranty shall be effective to the fullest extent allowed under applicable law.

**10. Opportunity for Attorney Review:** The Guarantor represents that it has carefully read this Guaranty and has consulted with, or had a reasonable opportunity to consult with, its attorney. Guarantor understands the contents of this Guaranty, and signs this Guaranty as its free act and deed.

**11. Facsimile Acceptance.** Facsimile signatures, or any other electronic means reflecting the party's signature hereto, shall be deemed acceptable for all purposes. This Agreement may be signed in one or

Initial Here Initial Here

more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement.

**For Individual Officer Guarantor-**
**Officer Guarantor:** John Thatch **(Print Name) Signature:**
____________________

**For Individual Officer Guarantor-**
**Officer Guarantor:** Frank Walters **(Print Name)**
**Signature:** ____________________

**For Corporate Guarantors (or other entities) -**
**Guarantor:**____________________
**By:**____________________
**Print Name of Signer:** ____________________
**Its:** ____________________ **(Official Position)**

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# AUTHORIZATION AGREEMENT
# FOR AUTOMATED CLEARING HOUSE TRANSACTIONS

SHARINGSERVICESGLOBAL CORPORATION ("Seller") hereby authorizes eMerchant Advance LLC ("Buyer") to present automated clearing house (ACH) debits to the following checking account in the amount of fees and other payments due to Buyer from Seller under the terms of that Agreement for the Purchase and Sale of Future Receipts (the "Agreement") entered into between Seller and Buyer, as it may be amended, supplemented or replaced from time to time. Seller also authorizes Buyer to initiate additional entries (debits and credits) to correct any erroneous transfers. In addition, if an Event of Default (as defined in the Agreement) occurs, Seller authorizes Buyer to debit any and all accounts controlled by Seller or controlled by any entity with the same Federal Tax Identification Number as Seller up to the total amount, including but not limited to, all fees and charges, due to Buyer from Seller under the terms of the Agreement.

Seller agrees to be bound by the Rules and Operating Guidelines of NACHA and represents and warrants that the designated account is established and used primarily for commercial/business purposes, and not for consumer, family or household purposes. Seller authorizes Buyer to contact Seller's financial institution to obtain available funds information and/or to verify any information Seller has provided about the designated checking account and to correct any missing, erroneous or out-of-date information. Seller understands and agrees that any revocation or attempted revocation of this Authorization will constitute an event of default under the Agreement for the Purchase and Sale of Future Receipts. In the event that Seller closes the designated checking account, or the designated checking account has insufficient funds for any ACH transaction under this Authorization, Seller authorizes Buyer to contact Seller's financial institution and obtain information (including account number, routing number and available balance) concerning any other deposit account(s) maintained by Seller with Seller's financial institution, and to initiate ACH transactions under this Authorization to such additional account(s). To the extent necessary, Seller grants Buyer a limited Power of Attorney to take action in Seller's name to facilitate this authorization.

Transfer Funds To/From: Name of Bank: WELLS FARGO BANK

ABA Transit/Routing#: 111900659

Checking Account #: 5616228556

This authorization is to remain in full force and effect until Buyer has received all amounts due or that may become due to Buyer under theAgreement.

Seller Information: Seller's Name: SHARING SERVICES GLOBAL CORPORATION / SHARING SERVICES INC

Signature of Authorized Representative 1: [signature]

Print Name: Frank Walters

Title: CFO

Seller's Tax ID: 30-0869786

Date: ____________________

Signature of Authorized Representative 2: [signature]

Print Name: John Thatch

Title: CEO

HC# 4852-1274-1738

**[Voided Check is Required]**

______ Initial Here ______ Initial Here

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF SUFFOLK

Index No.

eMERCHANT ADVANCE LLC,

Plaintiff,

-against-

**SHARING SERVICES GLOBAL CORPORATION / SHARING SERVICES INC**

AND Frank Walters as the Officer of the company

Defendants

.

**AFFIDAVIT OF CONFESSION OF JUDGMENT**

STATE OF TX

ss.: XXX-XX-7241

COUNTY OF (Collin County)

Frank Walters, being duly sworn, deposes and says:

1. I am a Shareholder, and an Officer of **SHARING SERVICES GLOBAL CORPORATION / SHARING SERVICES INC**, ("Merchant Defendant"), a Corporation located at 1700 Coit Rd, Plano, TX 75075 and as such, I have the authority to act on behalf of Merchant Defendant.

2. I reside at 11109 New Oleans Dr, Frisco, TX 75035 in the county of COLLIN COUNTY.

3. I, as an officer and authorized signor, on behalf of Merchant Defendant consent to the jurisdiction of this Court.

4. Merchant Defendant hereby confesses judgment and authorizes entry of judgment in favor of Plaintiff and against Defendants in the Federal District Court for the Eastern District of New York, Supreme Court of the State of New York, County of Suffolk, and/or Civil Court of the City of New York, County of Suffolk, in the sum of $ 650,000.00 less any remittances made pursuant to the secured Agreement for the Purchase and Sale of Future Receipts dated 03/05/2019, less any remittances

made pursuant to the secured Agreement for the Purchase and Sale of Future Receipts dated 03/05/19, plus legal fees to Plaintiff in addition to costs, expenses and disbursements and interest at the rate of 15% per annum from the date of occurrence of an Event of Default under the Agreement. Such amount shall be set forth in an affidavit to be executed by Plaintiff or an affirmation by Plaintiff's attorney, which shall be attached hereto at the time of entry of tis Affidavit of Confession of Judgment. In addition, I hereby confess judgment, individually and personally, jointly and severally, and authorize entry of judgment in favor of Plaintiff and against myself in the Federal District Court for the Eastern District of New York, Supreme Court of the State of New York, County of Suffolk, and/or Civil Court of the City of New York, County of Suffolk, against me personally in the sum of $ 650,000.00 less any remittances made pursuant to the Merchant Agreement dated 03/05/2019, plus legal fees to Plaintiff in addition to costs, expenses and disbursements and interest at the rate of 15% per annum from the date of occurrence of an Event of Default under the Agreement. Such amount shall be set forth in an affidavit to be executed by Plaintiff or an affirmation by Plaintiff's attorney, which shall be attached hereto at the time of entry of this Confession of Judgment.

5. This confession of judgment arises from Defendants' default on the secured Agreement for the Purchase and Sale of Future Receipts dated 03/05/2019 under which Plaintiff purchased Merchant-Defendant's future receipts, and pursuant to which a default results in amounts being due Plaintiff plus agreed-upon interest, attorneys' fees, costs and disbursements, as agreed-upon by Merchant Defendant and myself, under the secured Agreement for the Purchase and

Sale of Future Receipts, dated 03/05/2019, of which supporting Documents include a Personal Guarantee and a UCC-1 financing statement(s).

6. Merchant Defendant and I hereby agree that the execution and delivery of this Affidavit of Confession of Judgment and any entry of judgment thereon shall be without prejudice to any and all rights of Plaintiff, which reserves all of its rights and remedies against Defendants.

7. If for any reason entry of judgment in the above specified amount or execution on the same is outside the jurisdiction of this Court, Merchant Defendant and I hereby consent to the personal jurisdiction, entry of judgment, and execution thereon in any State or Federal Court of the United States of America.

8. I have been authorized by Merchant Defendant to sign this Affidavit of Confession of Judgment on this 5th day of March, 2019.

By: [signature]
Frank Walters

As an authorized officer I sign on behalf of
SHARING SERVICES GLOBAL CORPORATION
SHARING SERVICES INC

MISTY FUENTES
Notary Public, State of Texas
Comm. Expires 06-12-2022
Notary ID 129849869

Sworn to before me this
5 day of March, 2019.

[signature]
Notary Public

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF SUFFOLK

Index No.

eMERCHANT ADVANCE LLC,

Plaintiff,

-against-

**SHARING SERVICES GLOBAL CORPORATION**
**SHARING SERVICES INC**
AND JOHN THATCH as an Officer of the Company

Defendants

.

**AFFIDAVIT OF CONFESSION OF JUDGMENT**

STATE OF TX

ss.: XXX-XX-6081

COUNTY OF (Collin County)

JOHN THATCH, being duly sworn, deposes and says:

1. I am a Shareholder, and an Officer of SHARING SERVICES GLOBAL CORPORATION / SHARING SERVICES INC, ("Merchant Defendant"), a Corporation located at 1700 Coit Rd, Plano, TX 75075 and as such, I have the authority to act on behalf of Merchant Defendant.

2. I reside at 3001 Countryside Blvd, Clearwater, FL 33761 in the county of Pinellas County.

3. I, as an officer and authorized signor on behalf of Merchant Defendant consent to the jurisdiction of this Court.

4. Merchant Defendant hereby confesses judgment and authorizes entry of judgment in favor of Plaintiff and against Defendants in the Federal District Court for the Eastern District of New York, Supreme Court of the State of New York, County of Suffolk, and/or Civil Court of the City of New York, County of Suffolk, in the sum of $ 650,000.00 less any remittances made pursuant to the secured Agreement for the Purchase and Sale of Future Receipts dated 03/05/2019, less any remittances

made pursuant to the secured Agreement for the Purchase and Sale of Future Receipts dated 03/05/2019, plus legal fees to Plaintiff in addition to costs, expenses and disbursements and interest at the rate of 15% per annum from the date of occurrence of an Event of Default under the Agreement. Such amount shall be set forth in an affidavit to be executed by Plaintiff or an affirmation by Plaintiff's attorney, which shall be attached hereto at the time of entry of tis Affidavit of Confession of Judgment. In addition, I hereby confess judgment, individually and personally, jointly and severally, and authorize entry of judgment in favor of Plaintiff and against myself in the Federal District Court for the Eastern District of New York, Supreme Court of the State of New York, County of Suffolk, and/or Civil Court of the City of New York, County of Suffolk, against me personally in the sum of $ 650,000.00 less any remittances made pursuant to the Merchant Agreement dated 03/05/2019

, plus legal fees to Plaintiff in addition to costs, expenses and disbursements and interest at the rate of 15% per annum from the date of occurrence of an Event of Default under the Agreement. Such amount shall be set forth in an affidavit to be executed by Plaintiff or an affirmation by Plaintiff's attorney, which shall be attached hereto at the time of entry of this Confession of Judgment.

5. This confession of judgment arises from Defendants' default on the secured Agreement for the Purchase and Sale of Future Receipts dated 03/05/2019 under which Plaintiff purchased Merchant-Defendant's future receipts, and pursuant to which a default results in amounts being due Plaintiff plus agreed-upon interest, attorneys' fees, costs and disbursements, as agreed-upon by Merchant Defendant and myself, under the secured Agreement for the Purchase and

Sale of Future Receipts, dated 03/05/2019, of which supporting documents include a Personal Guarantee and a UCC-1 financing statement(s).

6. Merchant Defendant and I hereby agree that the execution and delivery of this Affidavit of Confession of Judgment and any entry of judgment thereon shall be without prejudice to any and all rights of Plaintiff, which reserves all of its rights and remedies against Defendants.

7. If for any reason entry of judgment in the above specified amount or execution on the same is outside the jurisdiction of this Court, Merchant Defendant and I hereby consent to the personal jurisdiction, entry of judgment, and execution thereon in any State or Federal Court of the United States of America.

8. I have been authorized by Merchant Defendant to sign this Affidavit of Confession of Judgment on this 5th day of March, 2019.

MISTY FUENTES
Notary Public, State of Texas
Comm. Expires 06-12-2022
Notary ID 129849869

Sworn to before me this
5 day of March, 2019.

Notary Public

By: ______________________
JOHN THATCH

As an authorized officer I sign on behalf of
SHARING SERVICES GLOBAL CORPORATION
SHARING SERVICES INC

# Additional Seller Addendum to Purchase Agreement

This addendum shall serve to modify the Agreement **#11466** for the Purchase and Sale of Future Receipts (hereafter the "**Purchase Agreement**") which was entered into between eMerchant Advance LLC (hereafter "**EMA**") and **SHARING SERVICES GLOBAL CORPORATION / SHARING SERVICES INC DBA ELEPRENEURS - ELEVACITY** (hereafter "**Seller**") dated **MARCH 05 2019**.

Each Additional Seller desires to enter into the Purchase Agreement and to agree to all of the terms of the Purchase Agreement, so that they will all fully apply to such Additional Seller to the same extent as if the Additional Seller had executed the Purchase Agreement itself. Therefore, each of the Parties agree as follows:

1. Each Additional Seller is fully bound by all of the terms, conditions, representations, warranties and covenants of the Purchase Agreement. The Purchase Agreement is fully incorporated into this Addendum by reference, and binds and inures to the benefit of each of the Parties hereto, and all of their heirs, successors and assigns, the same as if such Additional Seller had signed the Purchase Agreement. All references to "Seller" in the Purchase Agreement mean individually, collectively and interchangeably the Original Seller and each Additional Seller. Notwithstanding the foregoing, the Parties acknowledge that the initial Daily Amount or Weekly Amount established in the Purchase Agreement is based on the average monthly sales of the Original Seller only. By signing this Addendum and adding the Additional Sellers to the Purchase Agreement, the Parties do not intend to re-calculate the Daily Amount or Weekly Amount by including the average monthly sales of the Additional Sellers. The Parties therefore agree that the Daily Amount or Weekly Amount shall remain the same following the execution of this Addendum, subject to the Parties' right request changes to the Daily Amount or Weekly Amount as set forth in the Purchase Agreement.

2. Each Additional Seller agrees to and enters into the Purchase Agreement as a Seller and hereby joins in the sale of its Future Receipts and agrees to deliver the Purchased Amount to Buyer on the terms and conditions set forth in the Purchase Agreement. The obligation of each Seller to deliver the entire Purchased Amount is joint and several. Any default by a Seller under the Purchase Agreement shall constitute a default of every Seller under the

Purchase Agreement. Each Seller hereby guarantees the prompt performance of the obligations of the other Sellers under the Purchase Agreement. Buyer may file suit against, or otherwise seek to collect receipt of the Purchased Amount from any Seller without the necessity of Buyer first seeking to collect payment from the any other Seller or other party that may be liable for the obligations created by the Purchase Agreement.

3. The Original Seller has received the Purchase Price on behalf of itself and the Additional Sellers. The Purchase Price shall be allocated among the Sellers in such amount as they may agree upon, but each shall have an undivided interest in the entire Purchase Price. Each Additional Seller is an affiliate that controls, is controlled by, or under common control with, the Original Seller. The Additional Sellers agree that joining in the sale of the Purchased Amount by signing this Addendum is in the mutually beneficial interest of all Sellers.

4. The Parties acknowledge that each Additional Seller may maintain separate bank accounts and each Additional Seller will take such actions as are necessary or appropriate to enable Buyer to debit such Additional Seller's approved Account. Each Seller agrees that Buyer may debit any or all approved Accounts in such amounts as Buyer determines in its discretion until Buyer receives the Daily Amount or Weekly Amount. Buyer shall not be required to debit each Approved Account in any specific amount or order to obtain the Daily Amount or Weekly Amount and may, for example, debit the Approved Account of any single Seller in an amount equal to the entire Daily Amount or Weekly Amount.

5. Any notice to an Additional Seller in connection with the Purchase Agreement or this Addendum may be given to such the Original Seller on behalf of such Additional Seller in the manner set forth in the Purchase Agreement.

By their signatures below the Parties agree to be bound by this Addendum.

| **Buyer** | **Original Seller** |
|---|---|
| eMerchant Advance, LLC | SHARING SERVICES GLOBAL CORPORATION |
| By:____________________ | By: [signature] |
| Title:__________________ | Title: CEO |

**Additional Seller(s)**

FOUR OCEANS HOLDINGS, INC.

By: ____________________

Title: CFO

Business Address:
1700 Coit Rd
Plano, TX 75075

ELEPRENEUR, LLC

By: ____________________

Title: CFO

Business Address:
1700 Coit Rd
Plano, TX 75075

ELEVACITY GLOBAL LLC

By: ____________________

Title: CFO

Business Address:
1700 Coit Rd
Plano, TX 75075

ELENERGY, LLC

By: ____________________

Title: CFO

Business Address:
1700 Coit Rd
Plano, TX 75075

IMAGINE UNIVERSITY, LLC

By: [signature]
Title: CFO

Business Address: 1700 Coit Rd
Plano, Tx 75075

LEGACY DIRECT GLOBAL, LLC

By: [signature]
Title: CFO

Business Address: 1700 Coit Rd
Plano, Tx 75075

TOTAL TRAVEL MEDIA, INC.

By: [signature]
Title: CFO

Business Address: 1700 Coit Rd
Plano, Tx 75075

**CONSENT AND REAFFIRMATION OF GUARANTOR**

Each undersigned Officer/Shareholder ("Officer/Shareholder") hereby reaffirms the Personal Guaranty of Performance ("Guaranty") provided for the benefit of the Buyer in pursuant to which Guarantor guaranteed to Buyer the prompt and complete performance of all of the Seller's obligations under the Purchase Agreement. Each Guarantor consents to the addition of the Additional Sellers as contemplated by this Addendum and agrees that, as used in the Guaranty, "Seller" means individually, collectively and interchangeably the Original Seller and each Additional Seller.

Officer/
Shareholder 1: Frank Walters (Print Name)
Signature: [signature]

Officer/
Shareholder 2: John Thatch (Print Name)
Signature: [signature]

**eMerchant Advance LLC**

# ADDENDUM TO MERCHANT AGREEMENT

In association with eMerchant Advance LLC Merchant Agreement
___# 11986___dated 03/05/2019 I/we, ___JOHN THATCH___, Shareholder/Officer of
SHARING SERVICES GLOBAL CORPORATION d/b/a ELEPRENEURS - ELEVACITY
located at ___1700 Coit Rd, Plano, TX75075___ do hereby attest and agree to the following terms and conditions:

- If I/we take additional financing:
  - The notarized confession of judgement will be filed.
  - All balances for the receipts sold to **eMerchant Advance LLC** will be due immediately. All fees per contract will be applied. **eMerchant Advance LLC** has the authorization to ACH debit at their sole discretion an amount lower or equal to the outstanding balance owed at that time.
  - In addition, **eMerchant Advance LLC** has the authorization to add the greater of ten percent (10%) or $5,000.00 of the original Receipts Purchased Amount to the outstanding balance at that time.
  - This includes any other finance/factoring company including without written consent from **eMerchant Advance LLC**

I hereby represent this statement to be true and accurate:

**AGREED AND ACKNOWLEDGED:**

**Signature:** ___[signature]___ Date: 3/5/19
**Shareholder/Officer**

**Print Name:** JOHN THATCH

MISTY FUENTES
Notary Public, State of Texas
Comm. Expires 06-12-2022
Notary ID 129849869

Sworn to me before this
5 day of Mar, 2019
[signature]
Notary Public

eMerchant Advance LLC
1393 Veterans Memorial Hwy Suite 202S, Hauppauge, NY 11788 -
888-221-4545

**eMerchant Advance LLC**

# ADDENDUM TO MERCHANT AGREEMENT

In association with eMerchant Advance LLC Merchant Agreement
#11986 dated 03/05/2019 I/we, Frank Walters, Shareholder/Officer of
SHARING SERVICES GLOBAL CORPORATION. d/b/a ELEPRENEURS - ELEVACITY
located at 1700 Coit Rd, Plano, TX75075 do hereby attest and agree to the following terms and conditions:

- If I/we take additional financing:
  - The notarized confession of judgement will be filed.
  - All balances for the receipts sold to **eMerchant Advance LLC** will be due immediately. All fees per contract will be applied. **eMerchant Advance LLC** has the authorization to ACH debit at their sole discretion an amount lower or equal to the outstanding balance owed at that time.

  - In addition, **eMerchant Advance LLC** has the authorization to add the greater of ten percent (10%) or $5,000.00 of the original Receipts Purchased Amount to the outstanding balance at that time.
  - This includes any other finance/factoring company including

    without written consent from **eMerchant Advance LLC**

I hereby represent this statement to be true and accurate:

**AGREED AND ACKNOWLEDGED:**

**Signature:** [signature] Date: 3 / 5 / 19
**Shareholder/Officer**

**Print Name:** Frank Walters

Sworn to me before this
5 day of Mar, 2019
[signature]
Notary Public

MISTY FUENTES
Notary Public, State of Texas
Comm. Expires 06-12-2022
Notary ID 129849869